MUNIYIELD
NEW JERSEY
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
May 31, 1997




Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYJ

This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
New Jersey
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                               #16381 -- 5/97



MuniYield New Jersey Fund, Inc.

TO OUR SHAREHOLDERS

For the six-month period ended May 31, 1997, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.449 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.93%, based on a per share net asset value of $15.19 as of May 31, 1997. Over the same period, the total investment return on the Fund's Common Stock was +1.29%, based on a change in per share net asset value from $15.46 to $15.19, and assuming reinvestment of $0.453 per share income dividends.

For the six months ended May 31, 1997, the average yield on the Fund's Auction Market Preferred Stock was 3.31%.

The Municipal Market Environment
Long-term municipal bond yields rose slightly during the six months ended May 31, 1997. However, both taxable and tax-exempt bond yields exhibited considerable volatility during the six-month period. By mid-January 1997, municipal bonds yields had risen over 20 basis points (0.20%) to over 6% as investors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue and that the increase in short-term interest rates administered by the Federal Reserve Board
(FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approxi-mately 35 basis points to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 55 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that, despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally for the remainder of the six-month period ended May 31, 1997 with long-term US Treasury bond yields falling nearly 25 basis points to end the month at 6.90%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to stand at 6.01% by May 31, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. Over the past six months, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of more than 3% versus the corresponding period a year earlier. During the last three months, $45 billion in new long-term municipal bonds was issued, a 5% decline in issuance as compared to the three months ended May 31, 1996. Overall investor demand has remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand has increased whenever tax-exempt bond yields have approached or exceeded the 6% level as they have in the past few months. Additionally, during the coming June and July, municipal bond market investors are expected to receive over $50 billion in payment from tax-exempt bond maturities, coupon payments, and the proceeds from advance and current refundings. It is likely that, despite the continued allure of the US equity market, much of the assets will be reinvested in tax-advantaged products suggesting that investor demand will remain strong in the coming months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues, and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently generally were underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All of these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the six months ended May 31, 1997, we generally maintained a cautious approach toward the fixed-income market since powerful economic growth was effectively neutralized by tame inflation reports. However, this strong growth/low inflation scenario may have ended in late March as the FRB decided to strike preemptively against a future rise in inflation by tightening monetary policy.

Historically, once the FRB chooses to see economic growth slow down, it is reasonable to expect several additional increases in short-term interest rates over the following six months - twelve months. This is referred to as a tightening cycle, and long-term interest rates typically rise along with short-term interest rates until economic growth falters. Although taxable yields could rise from the current level of 6.90% during the tightening cycle, we expect the impact on municipal bond yields to be muted in response to the combination of scarce New Jersey supply and increasing retail investor demand as municipal bonds yield 6% or higher.

The Fund is currently well-positioned for such a turn of events as a substantial portion of its holdings are in bonds which traditionally appeal to individual or retail investors and therefore are likely to outperform other issues in a declining market. As long-term tax-exempt interest rates rise toward 6%, we are prepared to swap these retail bonds for aggressively structured and higher-yielding securities. This will allow us to more fully participate in the bond market rally we expect later in the year should economic growth finally begin to falter as a result of tighter monetary policy. We would expect the Fund to benefit from a sharp drop in interest rates as many of the portfolio's higher-coupon bonds can be advance refunded, providing a boost to the Fund's total return.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Portfolio Manager

June 26, 1997

We are pleased to announce that, as of June 3, 1997, Theodore R. Jaeckel Jr. is responsible for the day-to-day management of MuniYield New Jersey Fund, Inc. Mr. Jaeckel has been employed by Merrill Lynch Asset
Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager.



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





MuniYield New Jersey Fund, Inc.                                                                             May 31, 1997

SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)

S&P        Moody's     Face                                                                                     Value
Ratings    Ratings    Amount                                     Issue                                        (Note 1a)

New Jersey -- 95.7%

AAA         Aaa        $2,000     Cape May County, New Jersey, Industrial Pollution Control Financing
                                  Authority Revenue Bonds (Atlantic City Electric Company Project),
                                  AMT, Series A, 7.20% due 11/01/2029 (b)                                      $2,237
AAA         Aaa         5,000     Casino Reinvestment Development Authority, New Jersey, Parking Fee
                                  Revenue Bonds, Series A, 5.25% due 10/01/2015 (f)                             4,834
AAA         Aaa         1,000     Highland Park, New Jersey, School District, GO, UT, 6.55% due
                                  2/15/2005 (b)(g)                                                              1,123
AAA         Aaa         4,880     Hudson County, New Jersey, COP, Refunding (Correctional Facilities),
                                  6.60% due 12/01/2021 (b)                                                      5,263
AA          A3          3,200     Jersey City, New Jersey, School, GO, Refunding, UT, 6.65% due
                                  2/15/2002 (g)                                                                 3,521
NR*         Aa2         3,500     Mercer County, New Jersey, Improvement Authority Revenue Bonds
                                  (County Courthouse Project), 6.60% due 11/01/2000 (g)                         3,794
NR*         VMIG1+        200     Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                                  (Pooled Government Loan Program), ACES, 3.75% due 8/01/2016 (a)                 200
AAA         Aaa         5,000     New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                                  (NUI Corp.), Series A, 6.35% due 10/01/2022 (e)                               5,318
AAA         Aaa         4,000     New Jersey EDA, Revenue Bonds (Clara Maass Health Systems), 5% due
                                  7/01/2025 (f)                                                                 3,678
AAA         Aaa         2,500     New Jersey EDA, Revenue Refunding Bonds (RJW Health Care Corporation),
                                  6.50% due 7/01/2024 (f)                                                       2,690
NR*         Aa1        10,750     New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds
                                  (Garden State Paper Company), AMT, 7.125% due 4/01/2022                      11,540
                                  New Jersey EDA, Water Facilities Revenue Bonds, AMT:
AAA         Aaa         2,000     (American Water Company Inc. Project), 6% due 5/01/2036 (c)                   2,033
A1          Aaa         1,200     (United Water of New Jersey, Inc. Project), VRDN, Series A,
                                  3.70% due 11/01/2026 (a)(e)                                                   1,200
                                  New Jersey Health Care Facilities Financing Authority Revenue Bonds:
A-          A3          6,060     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011       6,494
AAA         Aaa         2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2011 (c)               2,151
BBB+        NR*         3,500     Refunding (Holy Name Hospital), 6% due 7/01/2025                              3,497
BBB         Baa2        3,300     Refunding (Saint Elizabeth Hospital Obligation Group), 6% due 7/01/2020       3,315
AAA         Aaa         1,570     Refunding (Shoreline Behavioral Health Center), 5.50% due 7/01/2017 (b)       1,553
AAA         Aaa         3,875     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2000 (g)                 4,334
A+          Aa          7,820     New Jersey Sports and Exposition Authority Revenue Bonds (State
                                  Contract), Series A, 6.50% due 3/01/2019                                      8,341
                                  New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+        NR*         6,250     Higher Education (Drew University), Series E, 6.25% due 7/01/2017             6,400
NR*         Aaa         5,435     Higher Education (Princeton University), Series C, 6.375% due 7/01/2022       5,798
BBB+        Baa2        3,355     Higher Education (Saint Peter's College), Series B, 6.80% due 7/01/2008       3,639
BBB+        Baa2        3,600     Higher Education (Saint Peter's College), Series B, 6.85% due 7/01/2012       3,913
A-          Baa1        6,030     (Stevens Institute of Technology), Series A, 6.80% due 7/01/2008              6,554
                                  New Jersey State, GO:
AA+         NR*         3,000     6.75% due 9/15/2001 (g)                                                       3,289
AA+         Aa1         2,105     AMT, 7.05% due 7/15/2015                                                      2,382
AAA         Aaa         4,000     New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                  Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (b)                           4,247
AAA         NR*         2,520     New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                  Revenue Refunding Bonds (Presidential Plaza), 7% due 5/01/2030 (d)            2,700
AAA         Aaa         2,000     New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                                  Incorporated), 6.50% due 10/01/2016 (f)                                       2,165
                                  New Jersey State Transportation Trust Fund Authority Revenue Bonds
                                  (Transportation System), Series A (b):
AAA         Aaa        10,550     4.75% due 12/15/2016                                                          9,562
AAA         Aaa         2,000     Refunding, 5% due 6/15/2015                                                   1,893
                                  North Brunswick Township, New Jersey, GO, UT:
NR*         A1          1,190     6.50% due 5/15/2012                                                           1,288
NR*         A1          1,400     6.50% due 5/15/2013                                                           1,515
AAA         Aaa         8,250     North Hudson, New Jersey, Sewer Authority Revenue Bonds, 5.125% due
                                  8/01/2022 (c)                                                                 7,787
AAA         Aaa         2,010     North Jersey District Water Supply Commission, New Jersey, Revenue
                                  Refunding Bonds (Wanaque North Project), Series B, 6.50% due 11/15/2011
                                  (b)                                                                           2,176
AAA         Aaa         6,230     Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                                  Series A, 6.40% due 12/15/2002 (c)(g)                                         6,866
                                  Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-         A1          2,465     67th Series, 6.90% due 7/01/2011                                              2,620
AA-         A1          1,000     69th Series, 7.125% due 6/01/2025                                             1,077
AA-         A1          9,500     72nd Series, 7.35% due 10/01/2002 (g)                                        10,793
AAA         Aaa         4,325     Port Authority of New York and New Jersey, RITR, 108th Series, AMT,
                                  7.385% due 1/15/2017 (f)(h)                                                   4,487
AAA         Aaa         6,230     Port Authority of New York and New Jersey, Special Obligation Revenue
                                  Bonds (JFK International Air Terminal Project), AMT, Series 6, 4th
                                  Installment, 5.75% due 12/01/2025 (b)                                         6,170
                                  Port Authority of New York and New Jersey, Special Obligation Revenue
                                  Bonds (Versatile Structure Obligation), VRDN (a):
A1+         VMIG1+      2,400     Series 3, 4.05% due 6/01/2020                                                 2,400
A1+         VMIG1+      2,200     Series 4, 4.10% due 4/01/2024                                                 2,200
AA          A1          2,275     Rutgers State University, New Jersey, Revenue Refunding Bonds (State
                                  University of New Jersey), Series A, 6.50% due 5/01/2018                      2,437
AA+         Aaa           760     Union County, New Jersey, Improvement Authority, Revenue Refunding
                                  Bonds (County Guaranteed Lease), 5.30% due 11/15/2006                           784
AA-         A3          3,100     University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series
                                  E, 6.50% due 12/01/2001 (g)                                                   3,392

Puerto Rico -- 5.1%
A           Baa1        1,000     Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                  Revenue Bonds, Series Y, 5.50% due 7/01/2026                                    965
BBB+        Aaa         5,000     Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7%
                                  due 7/01/2001 (g)                                                             5,559
AAA         Aaa         3,610     University of Puerto Rico Revenue Bonds, Series M, 5.25% due 6/01/2025 (b)    3,447

Total Investments (Cost -- $184,989) -- 100.8%                                                                195,621

Liabilities in Excess of Other Assets -- (0.8%)                                                                (1,530)
                                                                                                            ---------
Net Assets -- 100.0%                                                                                         $194,091
                                                                                                            =========
(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at May 31, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
(d) FHA Insured.
(e) AMBAC Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at May 31, 1997.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.



PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

ACES SM Adjustable Convertible Extendable Securities
AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of May 31, 1997

Assets:         Investments, at value (identified cost -- $184,989,403) (Note 1a)                                $195,621,400
                Cash                                                                                                   66,081
                Interest receivable                                                                                 3,535,902
                Deferred organization expenses (Note 1e)                                                                2,674
                Prepaid expenses and other assets                                                                       6,074
                                                                                                                -------------
                Total assets                                                                                      199,232,131
                                                                                                                -------------

Liabilities:    Payables:
                Securities purchased                                                           $4,801,329
                Dividends to shareholders (Note 1f)                                               225,309
                Investment adviser (Note 2)                                                        84,718           5,111,356
                                                                                            -------------
                Accrued expenses and other liabilities                                                                 29,371
                                                                                                                -------------
                Total liabilities                                                                                   5,140,727
                                                                                                                -------------

Net Assets:     Net assets                                                                                       $194,091,404
                                                                                                                =============

Capital:        Capital Stock (200,000,000 shares authorized) (Note 4): Preferred Stock, par value $.05 per share (2,400 shares of AMPS* issued and outstanding
                at $25,000 per share liquidation preference)                                                      $60,000,000
                Common Stock, par value $.10 per share (8,829,651 shares issued
                and outstanding)                                                                 $882,965
                Paid-in capital in excess of par                                              123,196,293
                Undistributed investment income -- net                                          1,005,728
                Accumulated realized capital losses on investments -- net (Note 5)             (1,625,579)
                Unrealized appreciation on investments -- net                                  10,631,997
                                                                                            -------------
                Total -- Equivalent to $15.19 net asset value per share of Common Stock
                (market price -- $15.00)                                                                          134,091,404
                                                                                                                -------------
                Total capital                                                                                    $194,091,404
                                                                                                                =============
                * Auction Market Preferred Stock.

                See Notes to Financial Statements.





Statement of Operations

                                                                                                     For the Six Months Ended
                                                                                                                 May 31, 1997

Investment Income      Interest and amortization of premium and discount earned                                    $5,708,035
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                     $483,054
                       Commission fees (Note 4)                                                78,167
                       Professional fees                                                       39,920
                       Accounting services (Note 2)                                            29,861
                       Transfer agent fees                                                     22,784
                       Directors' fees and expenses                                            11,774
                       Listing fees                                                             8,301
                       Printing and shareholder reports                                         7,751
                       Custodian fees                                                           7,504
                       Pricing fees                                                             3,457
                       Amortization of organization expenses (Note 1e)                          1,373
                       Other                                                                    8,666
                                                                                          -----------
                       Total expenses                                                                                 702,612
                                                                                                                  -----------
                       Investment income -- net                                                                     5,005,423
                                                                                                                  -----------
Realized &             Realized gain on investments -- net                                                            880,655
Unrealized             Change in unrealized appreciation on investments -- net                                     (3,283,503)
Gain (Loss) on                                                                                                    -----------
Investments -- Net     Net Increase in Net Assets Resulting from Operations                                        $2,602,575
(Notes 1b, 1d & 3):                                                                                               ===========

                       See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                             For the Six           For the
                                                                                             Months Ended        Year Ended
                                                                                               May 31,           November 30,
Increase (Decrease) in Net Assets:                                                              1997                1996

Operations:        Investment income -- net                                                  $5,005,423          $10,092,795
                   Realized gain (loss) on investments -- net                                   880,655             (330,513)
                   Change in unrealized appreciation on investments -- net                   (3,283,503)            (568,391)
                                                                                           ------------         ------------
                   Net increase in net assets resulting from operations                       2,602,575            9,193,891
                                                                                           ------------         ------------

Dividends to       Investment income -- net:
Shareholders       Common Stock                                                              (4,003,867)          (8,056,059)
(Note 1f):         Preferred Stock                                                             (990,384)          (2,009,280)
                                                                                           ------------         ------------
                   Net decrease in net assets resulting from dividends to shareholders       (4,994,251)         (10,065,339)
                                                                                           ------------         ------------

Net Assets:        Total decrease in net assets                                              (2,391,676)            (871,448)
                   Beginning of period                                                      196,483,080          197,354,528
                                                                                           ------------         ------------
                   End of period*                                                          $194,091,404         $196,483,080
                                                                                           ============         ============
                   * Undistributed investment income -- net                                  $1,005,728             $994,556
                                                                                           ============         ============

                   See Notes to Financial Statements






Financial Highlights

                                                                      For the
                                                                     Six Months
The following per share data and ratios have been derived              Ended                  For the Year Ended
from information provided in the financial statements.                 May 31,                    November 30,
                                                                        1997          1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                $15.46        $15.56     $13.22     $15.88     $14.40
Operating                                                          ----------    ---------- ---------- ----------  ---------
Performance:       Investment income -- net                               .56          1.14       1.17       1.15       1.17
                   Realized and unrealized gain (loss) on
                   investments -- net                                    (.27)         (.10)      2.33      (2.67)      1.49
                                                                   ----------    ---------- ---------- ----------  ---------
                   Total from investment operations                       .29          1.04       3.50      (1.52)      2.66
                                                                   ----------    ---------- ---------- ----------  ---------
                   Less dividends and distributions to Common
                   Stock shareholders:
                   Investment income -- net                              (.45)         (.91)      (.90)      (.93)      (.96)
                   Realized gain on investments -- net                     --            --         --       (.01)      (.01)
                                                                   ----------    ---------- ---------- ----------  ---------
                   Total dividends and distributions to Common
                   Stock shareholders                                    (.45)         (.91)      (.90)      (.94)      (.97)
                                                                   ----------    ---------- ---------- ----------  ---------
                   Effect of Preferred Stock activity:
                   Dividends to Preferred Stock shareholders:
                   Investment income -- net                              (.11)         (.23)      (.26)      (.20)      (.21)
                                                                   ----------    ---------- ---------- ----------  ---------
                   Net asset value, end of period                      $15.19        $15.46     $15.56     $13.22     $15.88
                                                                   ==========    ========== ========== ==========  =========
                   Market price per share, end of period               $15.00        $14.50     $13.75    $12.125    $15.625
                                                                   ==========    ========== ========== ==========  =========

Total Investment   Based on market price per share                       6.64%++      12.34%     21.26%    (16.87%)    11.78%
Return:**                                                          ==========    ========== ========== ==========  =========
                   Based on net asset value per share                    1.29%++       5.84%     25.85%    (10.82%)    17.35%
                                                                   ==========    ========== ========== ==========  =========

Ratios to Average  Expenses                                               .73%*         .72%       .73%       .74%       .69%
Net Assets:***                                                     ==========    ========== ========== ==========  =========
                   Investment income -- net                              5.18%*        5.18%      5.40%      5.30%      5.26%
                                                                   ==========    ========== ========== ==========  =========

Supplemental       Net assets, net of Preferred Stock, end
Data:              of period (in thousands)                          $134,091      $136,483   $137,355   $116,746   $140,214
                                                                   ==========    ========== ========== ==========  =========
                   Preferred Stock outstanding, end of period
                   (in thousands)                                     $60,000       $60,000    $60,000    $60,000    $60,000
                                                                   ==========    ========== ========== ==========  =========
                   Portfolio turnover                                   19.56%        49.76%     32.79%     15.06%      5.14%
                                                                   ==========    ========== ========== ==========  =========

Leverage:          Asset coverage per $1,000                           $3,235        $3,275     $3,289     $2,946     $3,337
                                                                   ==========    ========== ========== ==========  =========

Dividends Per      Investment income -- net                              $413          $837       $938       $741       $774
Share on Preferred                                                 ==========    ========== ========== ==========  =========
Stock Outstanding:+

                   *   Annualized.
                   **  Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                   +   Dividends have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                   ++  Aggregate total investment return.

                   See Notes to Financial Statements.




MuniYield New Jersey Fund, Inc.                         May 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses -- Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $37,252,655 and $38,485,328, respectively.

Net realized and unrealized gains as of May 31, 1997 were as follows:

                           Realized            Unrealized
                            Gains               Gains

Long-term investments      $880,655           $10,631,997
                          ---------          ------------
Total                      $880,655           $10,631,997
                          =========          ============

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $10,631,997, all of which related to appreciated securities. The aggregate cost of investments at May 31, 1997 for Federal income tax purposes was $184,989,403.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which was initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the six months ended May 31, 1997, shares issued and outstanding remained constant at 8,829,651. At May 31, 1997, total paid-in capital amounted to $124,079,258.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at May 31, 1997 was 2.75%.

As of May 31, 1997, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain brokerdealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended May 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $12,080 as commissions.

5. Capital Loss Carryforward:
At November 30, 1996, the Fund had a net capital loss carryforward of approximately $972,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On June 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.079281 per share, payable on June 27, 1997 to shareholders of record as of June 19, 1997.